UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2023

ARES STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01512	88-6432468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

Portfolio and Business Commentary

As of May 31, 2023, Ares Strategic Income Fund (the “Fund”) had investments in 106 portfolio companies with total fair value of approximately $701 million. As of May 31, 2023, based on fair value, the Fund’s portfolio investments consisted of 94% in first lien senior secured loans, 2% in second lien senior secured loans, 2% in collateralized loan obligation debt and 2% in equity investments. Of the debt investments in the Fund’s portfolio, 99% were at floating rates as of May 31, 2023. As of May 31, 2023, the ten largest industries in which the Fund was invested, represented as a percentage of fair value, were as follows:

As of
May 31, 2023
Industry
Software & Services	21.5%
Capital Goods	15.6%
Consumer Services	13.2%
Insurance Services	9.6%
Health Care Services	8.3%
Financial Services	5.5%
Commercial & Professional Services	4.1%
Media & Entertainment	4.1%
Materials	4.0%
Household & Personal Products	2.8%

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of May 31, 2023, as determined in accordance with the valuation policies and procedures of Ares Capital Management, LLC, the Fund’s investment adviser, was as follows:

NAV as of May 31, 2023
Class I common shares	$26.08
Class S common shares	$26.08
Class D common shares	$26.08

As of May 31, 2023, the Fund’s aggregate NAV was approximately $354 million, the fair value of its portfolio investments was approximately $701 million, and it had approximately $310 million of debt outstanding. The Fund’s debt-to-equity leverage ratio as of May 31, 2023 was 0.88x.

Status of Offering

As of June 20, 2023, pursuant to subscription agreements providing for the commitment to purchase an aggregate of up to $847 million of the Fund’s Class I common shares entered into between the Fund and several investors between November 2022 and ending on January 30, 2023 (the “Private Placement”), the Fund had issued approximately 15,487,988 of its Class I common shares and raised gross proceeds of approximately $395 million. The Private Placement was conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder. As of June 20, 2023, the Fund had not sold any of its Class S or Class D common shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND

June 22, 2023

	By:	/s/ JOSHUA M. BLOOMSTEIN
	Name:	Joshua M. Bloomstein
	Title:	General Counsel and Secretary